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                  			       UNITED STATES
		                 SECURITIES AND EXCHANGE COMMISSION
			                      WASHINGTON, D.C. 20549


                    			    ________________

                           				FORM 8-K

       	   Current Report Pursuant to Section 13 or 15(d) of
		                  The Security Exchange Act of 1934


Date of Report (Date of earliest event reported)              August 10, 1995


                    			    ________________

     	      SMITH ENVIRONMENTAL TECHNOLOGIES CORPORATION

      	(Exact name of registrant as specified in its charter)



  DELAWARE                          0-14992               38-2294876

(State of other jurisdiction of    (Commission File      (IRS Employer
 incorporated organization)          Number)              identification No.)


                		  13455 Noel Road Suite 1500
           			             Dallas, Texas                        75240
          		 (address of principal executive offices)          (Zip Code)


    Registrant's telephone number, including area code: (214) 770-1800

			                           __________________

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Item 8.

	The Board of Directors of Smith Environmental Technologies Corporation, on
	August 10, 1995, elected to change its fiscal year end to September 30.  The
	transition period will be covered on Form 10-K for the period covering March 1,
	1995 through September 30, 1995.


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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         						SMITH ENVIRONMENTAL
					                                         	TECHNOLOGIES CORPORATION

                                         						By:  __________________________
						                                             	Wilfrid D. Nelson
						                                             	Vice President and
							                                             General Counsel


August 10, 1995